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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                       Date of Report:  February 22, 1999



                       RICK'S CABARET INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



             Texas                        0-26958               76-0037324
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
  incorporation or organization)                            Identification No.)

                                3113 Bering Drive
                              Houston, Texas 77057
          (Address of principal executive offices, including zip code)

                                 (713) 785-0444
              (Registrant's telephone number, including area code)
                                _________________


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Item  5.     Other  Events.

     Rick's Cabaret International, Inc. (the "Company") has been notified by the NASDAQ Stock Market that the Company's request for a hearing has been granted and a hearing will be held on April 1, 1999 on the matter of the Company being subject to delisting from the NASDAQ Stock Market based on its share price.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RICK'S  CABARET  INTERNATIONAL,  INC.



Date:  February 23, 1999                      By: /s/ Robert L. Watters
                                                  -----------------------
                                                  Robert L. Watters, President

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